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                                                                   EXHIBIT 10.12

                                   OPTEL INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                     (APPROVED BY THE BOARD ON JUNE 4, 1998)

                                    ARTICLE I
                          PURPOSE AND SCOPE OF THE PLAN

1.1      PURPOSE

                  The purpose of the OpTel Inc. 1998 Employee Stock Purchase Plan is to assist employees of OpTel Inc. and its subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

1.2      DEFINITIONS

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

                  "Board" shall mean the Board of Directors of the Company.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Committee" shall mean the Stock Purchase Plan Committee of the Company, which Committee shall administer the Plan as provided in Section
1.3 hereof.

                  "Common Stock" shall mean the $.01 par value Class A Common Stock of the Company.

                  "Company" shall mean OpTel Inc., a Delaware corporation.

                  "Compensation" shall mean the base salary, overtime, and commissions paid to an Employee by the Company or a Subsidiary in accordance with established payroll procedures.

                  "Eligible Employee" shall mean with respect to an Option Period an Employee who, at the time of the Offering Date on which such Option Period commences, (a) is scheduled to work at least 20 hours per week, (b) whose customary employment is more than five (5) months in a calendar year, and (c) has been employed with the Company or a Subsidiary for at least six months; provided, however, with respect to the first Option Period only, the requirements of clause (c) above shall be waived.

                  "Employee" shall mean any employee of the Company or a Subsidiary.



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                  "Exercise Date" shall mean (i) if the Option Date is January 1 of any given year, June 30 of that same year, and (ii) if the Option Date is July 1 of any given year, December 31 of that same year; provided, however, the first Exercise Date shall mean December 31, 1998.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" means the closing price for the Common Stock as officially reported on the relevant date (or if there were no sales on such date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchanges, the closing price as furnished by the National Association of Securities Dealers through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or, if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board (whose determination shall be conclusive), based on the best information available to it; notwithstanding the foregoing, the Fair Market Value of Common Stock on the IPO Date shall be the initial offering price to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                  "IPO Date" shall mean the date on which the Company's Common Stock is first offered to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                  "Offering Date" shall mean January 1, or July 1, of each year until termination of the Plan; provided, however, the first Offering Date shall mean the IPO Date.

                  "Option Period" shall mean the period beginning on an Offering Date and ending on the next succeeding Exercise Date.

                  "Option Price" shall mean the purchase price of a share of Common Stock hereunder as provided in Section 3.1 hereof.

                  "Participant" shall mean any Eligible Employee who elects to participate.

                  "Plan" shall mean this OpTel Inc. 1998 Employee Stock Purchase Plan, as the same may be amended from time to time.

                  "Plan Account" shall mean a bookkeeping account established and maintained by the Company in the name of a Participant.

                  "Subsidiary" shall mean any present or future corporation which (i) is a corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other



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corporations in such chain and (ii) is designated as a participating subsidiary in the Plan by the Board or the Committee.

1.3      ADMINISTRATION OF PLAN

                  The Plan shall be administered by the Committee which shall be composed of not less than three officers of the Company. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until he or she dies or resigns or is removed from office by the Board. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualifications of the plan under Section 423 of the Code, and the Committee also is authorized to change the Option Periods, Offering Dates and Exercise Dates under the Plan by providing written notice to all Employees at least 15 days prior to the Exercise Date following which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more agents. The Committee's interpretation and decisions in respect to the Plan shall be final and conclusive.

                                   ARTICLE II
                                  PARTICIPATION

2.1      ELIGIBILITY

                  An Eligible Employee may participate in an Option Period if immediately after the applicable Offering Date, such Employee would not be deemed for the purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

2.2      ELECTION TO PARTICIPATE; PAYROLL DEDUCTIONS

                  An Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan during an Option Period by delivering to the Company in the calendar month preceding the Offering Date on which such Option Period commences a written payroll deduction authorization on a form prescribed by the Company; provided, however, that for the Option Period commencing on the IPO Date, an Eligible Employee may elect to participate in the Plan at any time designated by the Company on or prior to the IPO Date. Payroll deductions (a) shall be equal to at least 1%, but not more than 10%, of the Participant's Compensation during the Option Period; (b) must equal at least five dollars ($5.00) per pay period; and
(c) must be expressed as a whole number percentage, subject to the provisions of
Section 3.2 and 3.3 hereof. Amounts deducted from a Participant's Compensation pursuant to this Section 2.2 shall be credited to the Participant's Plan Account.




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2.3      CONTINUED EFFECTIVENESS OF ELECTING TO PARTICIPATE

                  An election to participate pursuant to Section 2.2, once made, shall remain in force for subsequent Option Periods until revoked or modified. Any revocation or modification must be made on a form prescribed by the Company and submitted to the Company at least eight business days prior to the subsequent Option Period.

2.4      LEAVE OF ABSENCE

                  During leaves of absence approved by the Company and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

                                   ARTICLE III
                               PURCHASE OF SHARES

3.1      OPTION GRANT; OPTION PRICE

                  On each Offering Date of an Option Period with respect to which a Participant elects to participate, subject to Section 3.3, the Participant will automatically and without any action on his or her part be granted an option to purchase at the Option Price the number of shares (or part thereof) of Common Stock which can be purchased with the amount that shall be in the Participant's Plan Account on the Exercise Date. The Option Price per share of the Common Stock sold to Participants hereunder shall be 85% of the Fair Market Value of such share on either the Offering Date or the Exercise Date of the Option Period, whichever is lower, but in no event shall the Option Price per share be less than the par value per share of the Common Stock.

3.2      PURCHASE OF SHARES

         (a) On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part exercise his or her option to purchase at the Option Price the number of shares (or part thereof) of Common Stock which can be purchased with the amount in the Participant's Plan Account; provided, however, that no Participant shall be permitted to purchase more than 4,000 shares of Common Stock (as adjusted pursuant to Section 4.2 hereof) pursuant to this Plan during an Option Period. The balance, if any, remaining in the Participant's Plan Account (after exercise of his or her option) as of an Exercise Date shall be carried forward to the next Option Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 5.1 hereof or to revoke an election to participate pursuant to Section 2.3 hereto.




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         (b) As soon as practicable following each Exercise Date, shares of
Common Stock acquired by each Participant shall be credited to an account in the Participant's name with a brokerage firm selected by the Committee to hold the shares in street name.

         (c) The balance, if any, remaining in the Participant's Plan Account after exercise of his or her option on the last Exercise Date under this Plan shall be refunded to him or her within 21 days after such Exercise Date.

3.3      LIMITATIONS ON PURCHASE

                  No Employee shall be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan or any other employee stock purchase plan of the Company or any of its Subsidiaries to accrue at a rate which exceeds $25,000 (as measured by the Fair Market Value of such Common Stock at the time the option is granted) for each calendar year such option is outstanding. For purposes of this Section 3.3, the right to purchase Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Common Stock which has accrued under one option under the Plan may not be carried over to any other option.

3.4      TRANSFERABILITY OF RIGHTS

                  An option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempt at disposition thereof shall be null and void and of no effect.

                                   ARTICLE IV
                       PROVISIONS RELATING TO COMMON STOCK

4.1      COMMON STOCK AVAILABLE FOR ISSUANCE

                  There shall be available for issuance under this Plan that number of shares of Common Stock that equals 1% of the Common Stock outstanding, on the IPO Date, on a fully diluted basis, issued or issuable under derivative securities, subject to adjustment in accordance with Section 4.2 hereof. The Company shall take all appropriate actions to reserve such available shares for issuance under this Plan.




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4.2      ADJUSTMENT FOR CHANGES IN COMMON STOCK

                  In the event that adjustments are made in the number of outstanding shares of Common Stock or the shares are exchanged for a different class of stock of the Company by reason of stock dividend, stock split or other subdivision, the Committee shall make appropriate adjustments in (a) the number and class of shares or other securities that may be reserved for purchase hereunder and (b) the Option Price.

4.3      MERGER, ACQUISITION OR LIQUIDATION

                  In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, the date of exercise with respect to outstanding options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee administering the Plan shall, in its sole discretion, provide for the assumption or substitution of such options in a manner complying with Section 424(a) of the Code.

4.4      INSUFFICIENT SHARES

                  If the aggregate funds available for the purchase of Common Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 4.1 hereof, (a) the Committee shall proportionately reduce the number of shares that would otherwise be purchased by each Participant in order to eliminate such excess, and (b) the Plan shall automatically terminate immediately after such Exercise Date.

4.5      RIGHTS AS STOCKHOLDERS

                  With respect to shares of Common Stock subject to an option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, the account in the Participant's name with the brokerage firm selected by the Committee has been credited following the exercise of his or her option.

                                    ARTICLE V
                          TERMINATION OF PARTICIPATION

5.1      CESSATION OF CONTRIBUTIONS; VOLUNTARY WITHDRAWAL

         (a) A Participant may cease payroll deductions during an Option Period by delivering written notice of such cessation to the Company. Upon any such cessation, such Participant may



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elect either to withdraw from the Plan pursuant to subsection (b) below or to have amounts credited to his or her Plan Account held in the Plan for the purchase of Common Stock pursuant to Section 3.2. A Participant who ceases contributions to the Plan during any Option Period shall not be permitted to resume contributions to the Plan during such Option Period.

         (b) A Participant may withdraw from the Plan at any time by written notice to the Company at least eight business days prior to the close of business on an Exercise Date. Within 21 days after the notice of withdrawal is delivered, the Company shall refund the entire amount, if any, in a Participant's Plan Account to him or her, and thereupon, the Participant's payroll deduction authorization, his or her interest in the Plan and his or her option under the Plan shall terminate. Any Eligible Employee who withdraws from the Plan may again become a Participant in accordance with Section 2.2 hereof.

5.2      TERMINATION OF ELIGIBILITY

         (a) A Participant whose employment with the Company or a Subsidiary terminates due to disability or retirement may elect by written notice to the Company either to

                  (i) withdraw the entire amount, if any, in his or her Plan Account, in which event such amount shall be refunded to the Participant by the Company within 21 days of the notice, or

                  (ii) have the amount used to purchase shares of Common Stock pursuant to Section 3.2 hereof on the next succeeding Exercise Date.

         (b) If a Participant's employment with the Company or a Subsidiary terminates for any reason other than retirement or disability, the amount in such Participant's Plan Account will be refunded to the Participant or his or her designated beneficiary or estate within 21 days of his or her termination of employment.

         (c) Upon payment by the Company to the Participant or his or her beneficiary or estate or the remaining balance, if any, in Participant's Plan Account, the Participant's interest in the Plan and the Participant's option under the Plan shall terminate.

                                   ARTICLE VI
                               GENERAL PROVISIONS

6.1      CONDITION OF EMPLOYMENT

                  Neither the creation of the Plan nor an Employee's participation therein shall be deemed to create any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.




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6.2      AMENDMENT OF THE PLAN

                  The Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company's stockholders given within 12 months before or after action by the Board, the Board may not amend the Plan to increase the maximum number of shares subject to the Plan or change the designation or class of Eligible Employees; provided, further, however, that no amendment to the Plan may modify any option granted prior to the time of the amendment which modification might reasonably be expected to adversely affect the rights of any Participant, without the prior written consent of such Participant.

                  Upon termination of the Plan, the balance in each Participant's Plan Account shall be refunded within 21 days of such termination.

6.3      USE OF FUNDS; NO INTEREST PAID

                  All funds withheld or received by the Company for purchase of Common Stock hereunder will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

6.4      CONDITION; TERM; APPROVAL BY STOCKHOLDERS

                  The effectiveness of the Plan is entirely conditioned upon the occurrence of the IPO Date. No option may be granted during any period of suspension of the Plan nor after termination of the Plan. If the Plan shall not have received written stockholder approval prior to the first meeting following the adoption of the Plan by the Board, the Plan will be submitted for the approval of the Company's stockholders at such first meeting. Options may be granted prior to such stockholder approval; provided, however, that such options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by December 31, 1998, all options previously granted under the Plan shall thereupon be canceled and become null and void.

6.5      EFFECT UPON OTHER PLANS

                  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by



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purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

6.6      CONFORMITY TO SECURITIES LAWS

                  Notwithstanding any other provision of this Plan, this Plan and the participation in this Plan by any individual who is then subject to
Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.7      GOVERNING LAW

                  The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Texas.







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